31.1     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, James G. Flanigan, certify that:

         1. I have reviewed this annual report on Form 10-K of Flanigan's Enterprises, Inc. for the period ended September 30, 2006;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this annual report;

         3. Based on my knowledge, the consolidated financial statements, and other financial information included in this annual report, fairly present in all material respects of the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(d) - 15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(c) and 15 (d)-15(f) for the registrant and have:

                  a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial, to the registrant's auditors and the audit committee or registrant's board of directors or persons performing the equivalent function);

                  a) all significant deficiencies in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
                  management or other employees who have a significant role in the registrant's internal control over financial reporting.


                             /s/    James G. Flanigan
                             -------------------------------------
                             Name:  James G. Flanigan
                             Chief Executive Officer and President
                             Date:   December 29, 2006